UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2006

                        MOBILE REACH INTERNATIONAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   000-29313
                             ----------------------
                            (Commission File Number)

           Delaware                                               20-0121007
 ---------------------------                                  -----------------
(State or other jurisdiction                                 (I.R.S. Employer
       of incorporation)                                     Identification No.)


                      2054 Kildaire Farm Rd. #353, Cary NC          27511
                     --------------------------------------        --------
                    (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (919) 376-0231

                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS; ELECTION OF DIRECTORS

On February 8, 2006, Richard Rosenblum and David Stefansky resigned their positions as members of the Board of Directors of Mobile Reach International, Inc. (the "Company"). A copy the resignation letter of each is attached hereto as Exhibit 99.1.

Simultaneously with the resignations of Messrs. Rosenblum and Stefansky, Hank Cohn and Anthony Soich were added as members of the Board of Directors of the Company. The bios of Messrs. Cohn and Soich are attached hereto as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

99.1  Resignation letters of Richard Rosenblum and David Stefansky.

99.2  Bios of Hank Cohn and Tony Soich.

                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on February 9, 2006.


                                             Mobile Reach International, Inc.

                                             By:  /s/  Alan Christopher Johnson
                                                -------------------------------
                                                       Alan Christopher Johnson
                                                       Chief Executive Officer

February 9, 2006